Exhibit 99.1

COVENANT LOGISTICS GROUP ANNOUNCES STOCK REPURCHASE
PROGRAM AND ACQUISITION

CHATTANOOGA, TENNESSEE – February 10, 2022 - Covenant Logistics Group, Inc.  (NASDAQ/GS: CVLG) (“Covenant” or the “Company”) announced today the adoption of a $30 million stock repurchase program and an acquisition.

Stock Repurchase Program
On February 10, 2022, the Company’s board of directors approved a stock repurchase program authorizing the purchase of up to $30 million of the Company's Class A common stock in open market or privately negotiated transactions. The stock repurchase program does not obligate the Company to repurchase any specific number of shares and the Company may suspend or terminate the program at any time without prior notice.  In conjunction, the Company adopted a Rule 10b5-1 plan with defined trading parameters that will be executed by the program administrator consistent with the plan and Rule 10b-18.  The plan will commence in February of 2022 and expires August 31, 2022.

Acquisition
On February 9, 2022, the Company completed an acquisition of AAT Carriers, Inc. headquartered in Chattanooga, TN that will become a part of Covenant’s Expedited segment.  The acquired business specializes in highly regulated, time-sensitive loads for the U.S. government.  For 2021, the acquired business generated approximately $25 million in revenue.  The purchase price includes a substantial earnout component based on the acquired business’ adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA” see note (1) below) reported for the first and second years following closing.  The total purchase price, including any earnout achieved, is expected to range from $35 million to $55 million and represent between 3.3 and 5.5x Adjusted EBITDA(1) depending on the results achieved by the acquired business. The transaction included a Code Section 338(h)(10) election and is expected to be immediately accretive to earnings per diluted share.

Company Comments
David Parker, Chairman and CEO, commented “Today’s announcements, along with the recent announcement of our first quarterly dividend, are consistent with our capital allocation strategy and commitment to delivering stockholder value. With visibility to a more consistent business model, we are focused on actively managing our balance sheet to provide growth and improve returns. Today’s moves are exciting on both fronts.

“The acquisition offers attractive margins along with entry into a market with higher barriers to entry and less sensitivity to economic cycles than most expedited freight. While Expedited is not the primary focus of our growth efforts, this deal was attractive due to its projected cash flow profile and the opportunity to diversify our end markets and provide consistent miles for our team drivers. The stock repurchase program is intended to acquire shares when financially attractive and justified by our leverage profile.

Mr. Parker concluded, “Based on our anticipated cash flows from operations and net capital expenditures, we expect to finish the year with a net leverage ratio (measured as quarter end debt, net of cash, divided by Adjusted EBITDA) of less than 1.0 to 1.0 after giving effect to this acquisition and assuming completion of the entire stock repurchase program. This outlook gives us confidence as we continue to review opportunities to deploy capital.”

About Covenant
Covenant Logistics Group, Inc., through its subsidiaries, offers a portfolio of transportation and logistics services to customers throughout the United States. Primary services include asset-based expedited and dedicated truckload capacity, as well as asset-light warehousing, transportation management, and freight brokerage capability.  In addition, Transport Enterprise Leasing is an affiliated company providing revenue equipment sales and leasing services to the trucking industry. Covenant's Class A common stock is traded on the NASDAQ Global Select market under the symbol, “CVLG.”

(1)
Adjusted EBITDA is a non-GAAP financial measure. For purposes of the earnout, the primary adjustments include the exclusion of purchase accounting adjustments (including amortization of intangibles) and applying the historical accounting methods of the acquired business.

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements may be identified by their use of terms or phrases such as “expects,” “estimates,” “projects,” “believes,” “anticipates,” “plans,” “could,” “would,” “may,” “will,” "intends," “outlook,” “focus,” “seek,” “potential,” “mission,” “continue,” “goal,” “target,” “objective,” derivations thereof, and similar terms and phrases.  Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.   In this press release, statements relating to anticipated accretion, balance sheet expectations, cash flows, net capital expenditures, net leverage ratio, projected cyclicality of end markets and cash flows with respect to the acquisition, future capital deployment, and future repurchases under the stock repurchase program, if any, are forward-looking statements. The following factors, among others could cause actual results to differ materially from those in the forward-looking statements: Our business is subject to economic, credit, business, and regulatory factors affecting the truckload industry that are largely beyond our control including cost inflation and global supply chain disruption that could affect (i) the volume, pricing, and predictability of customer demand, (ii) the availability, pricing, and delivery schedule of equipment and parts, (iii) the availability and compensation of employees and third-party capacity providers, and (iv) other aspects of our business; We may not be successful in achieving our strategic plan; We operate in a highly competitive and fragmented industry; We may not grow substantially in the future and we may not be successful in improving our profitability; We may not make acquisitions in the future, or if we do, we may not be successful in our acquisition strategy; Increases in driver compensation or difficulties attracting and retaining qualified drivers could have a materially adverse effect on our profitability and the ability to maintain or grow our fleet; Our engagement of independent contractors to provide a portion of our capacity exposes us to different risks than we face with our tractors driven by company drivers; We derive a significant portion of our revenues from our major customers; Fluctuations in the price or availability of fuel, the volume and terms of diesel fuel purchase commitments, surcharge collection, and hedging activities may increase our costs of operation; We depend on third-party providers, particularly in our Managed Freight segment; We depend on the proper functioning and availability of our management information and communication systems and other information technology assets (including the data contained therein) and a system failure or unavailability, including those caused by cybersecurity breaches, or an inability to effectively upgrade such systems and assets could cause a significant disruption to our business; If we are unable to retain our key employees, our business, financial condition, and results of operations could be harmed; Seasonality and the impact of weather and other catastrophic events affect our operations and profitability; We self-insure for a significant portion of our claims exposure, which could significantly increase the volatility of, and decrease the amount of, our earnings; Our self-insurance for auto liability claims and our use of captive insurance companies could adversely impact our operations; We have experienced, and may experience additional, erosion of available limits in our aggregate insurance policies; We may experience additional expense to reinstate insurance policies due to liability claims; We operate in a highly regulated industry; If our independent contractor drivers are deemed by regulators or judicial process to be employees, our business, financial condition, and results of operations could be adversely affected; Developments in labor and employment law and any unionizing efforts by employees could have a materially adverse effect on our results of operations; The Compliance Safety Accountability program adopted by the Federal Motor Carrier Safety Administration could adversely affect our profitability and operations, our ability to maintain or grow our fleet, and our customer relationships; An unfavorable development in the Department of Transportation safety rating at any of our motor carriers could have a materially adverse effect on our operations and profitability; Compliance with various environmental laws and regulations; Changes to trade regulation, quotas, duties, or tariffs; Litigation may adversely affect our business, financial condition, and results of operations; Our ABL credit facility and other financing arrangements contain certain covenants, restrictions, and requirements, and we may be unable to comply with such covenants, restrictions, and requirements; In the future, we may need to obtain additional financing that may not be available or, if it is available, may result in a reduction in the percentage ownership of our stockholders; Our indebtedness and finance and operating lease obligations could adversely affect our ability to respond to changes in our industry or business; Our profitability may be materially adversely impacted if our capital investments do not match customer demand or if there is a decline in the availability of funding sources for these investments; Increased prices for new revenue equipment, design changes of new engines, future uses of autonomous tractors, volatility in the used equipment market, decreased availability of new revenue equipment, and the failure of manufacturers to meet their sale or trade-back obligations to us could have a materially adverse effect on our business, financial condition, results of operations, and profitability; Our 49% owned subsidiary, Transport Enterprise Leasing, faces certain additional risks particular to its operations, any one of which could adversely affect our operating results; We may incur additional charges in connection with the disposition of substantially all of the operations and assets of TFS; We could determine that our goodwill and other intangible assets are impaired, thus recognizing a related loss; Our Chairman of the Board and Chief Executive Officer and his wife control a large portion of our stock and have substantial control over us, which could limit other stockholders' ability to influence the outcome of key transactions, including changes of control; Provisions in our charter documents or Nevada law may inhibit a takeover, which could limit the price investors might be willing to pay for our Class A common stock; The market price of our Class A common stock may be volatile; We cannot guarantee the timing or amount of repurchases of our Class A common stock or dividends on our Class A and Class B common stock, if any; If we fail to maintain effective internal control over financial reporting in the future, there could be an elevated possibility of a material misstatement, and such a misstatement could cause investors to lose confidence in our financial statements, which could have a material adverse effect on our stock price; and We could be negatively impacted by the COVID-19 outbreak or other similar outbreaks. Readers should review and consider these factors along with the various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.
For further information contact:
Joey B. Hogan, President
JHogan@covenantlogistics.com
Tripp Grant, Chief Accounting Officer
TGrant@covenantlogistics.com
For copies of Company information contact:
Brooke McKenzie, Executive Administrative Assistant
BMcKenzie@covenantlogistics.com
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